Exhibit 99.2

 we are proud to be EnerSys  29 October 2018  EnerSys to Acquire Alpha Group A Compelling Combination, Providing a Full Suite of Power Solutions

 Forward-Looking Information  This presentation includes forward-looking statements and/or information, which are based on the Company’s current expectations and assumptions, and are subject to a number of risks and uncertainties that could cause actual results to materially differ from those anticipated. Such risks include, among others, risks associated with competitive actions, technology development and implementation, intellectual property infringement, failure to integrate acquired businesses, penetration of existing markets, expansion into new markets, hiring and retaining high quality management and key employees and general economic conditions including the risks described in the Company’s most recent annual/quarterly report, as applicable, on Form 10-K/10-Q respectively, filed with the SEC, along with other unforeseen risks. Nothing that we say today should be interpreted as an update to the information or guidance that we provided in our most recent investor call, our most recent quarterly/annual report, as applicable, on Form 10-Q/10-K respectively, filed with the SEC, and our current reports filed with the SEC on Form 8-K since such quarterly/annual report.

 A Uniquely Compelling Acquisition  North American leader in commercial-grade energy solutions for the broadband, telecom, and industrial markets, with strongly recognized brands  Provides immediate material market share to attractive secular megatrends AND establishes an additional long-term growth platform  Enables EnerSys to become the sole fully-integrated power and energy storage solution provider  Complementary financial profile – accretive to near term growth and margins  Compelling value creation through more than $25mm of annual run-rate synergies   Immediately accretive to earnings; EnerSys retains strong balance sheet

Key Transaction Terms

Structure & Consideration	• EnerSys to acquire Alpha Group ("Alpha") from its founders in a cash and stock transaction • $750mm[1] total consideration, or 11x LTM EBITDA pre-synergies (8x including run-rate synergies[2]) — $650mm in cash consideration, funded with existing cash and credit facilities and new debt — $100mm in stock consideration, issued to Fred Kaiser, founder of Alpha
Management	• Drew Zogby to lead the division as President, post transaction • Key Alpha management to remain with the business on retention plans
Expected Transaction Benefits	• Accelerates revenue growth, and establishes additional platform for long-term growth • Combined LTM revenue of over $3.2 billion and adjusted EBITDA of ~$422 mm[2], or ~13% margin • Over $25mm of identified run-rate cost and revenue synergies • Transaction immediately accretive to earnings in FY 2019 (before one-time acquisition costs)
Timing and Closing Conditions	• Completion subject to antitrust clearances and other customary conditions • Closing expected by year end

1. *Total consideration subject to regular working capital adjustments*
2. *Includes full run-rate synergies of over $25mm*

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Alpha at a Glance

Alpha's Value Proposition

- Provider of highly integrated power solutions and services to Broadband, Telecom, Renewable and Industrial customers
- Industry leading reputation and brand with end-to-end power solutions
- U.S. market leader with global blue-chip customer base across diverse, global and growing end markets
- Consistent growth, profitability and cash flow generation

Revenue by Segment[1]


Renewable
Industrial
Telecom
8%
6%
15%
71%
Broadband

Revenue by Solution[1]


Product
Services
34%
66%

Revenue by Geography[1]


RoW
Canada
U.S.
13%
6%
81%

Blue Chip Customers


Largest Broadband Operators
Multi National Industrial OEM
Largest Mobile Network Operators

Key Financial Highlights

$591mm	11%	20%	1,000+	>100
LTM Jun-2018 Revenue	LTM Jun-2018 Adj. EBITDA Margin	Jun-17 to Jun-18 LTM Revenue Growth	Customers	Countries Sold Into

[1] *Displays breakdown for FY2017.*

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Strong Position in Broadband and Telecom



Broadband

(71% of Revenue)[1]

- Serving Broadband and Internet Providers Globally
- Providing products and services to support Outside Plant, Facility and Fiber Network Equipment





Telecom

(15% of Revenue)[1]

- Serving all major Telecommunication providers Nationwide in the U.S.
- Supporting Line Power, Central Offices, Small Cell and Base Station Power needs





Renewable

(8% of Revenue)[1]

- Serving residential and non-residential renewable energy providers
- Supporting energy production, storage, engineered systems and management





Industrial

(6% of Revenue)[1]

- Serving indoor and outdoor private and public industrial customers
- Providing key backup solutions for Smart City and Internet-of-Things enabled infrastructure



[1] As of December 31, 2017, Includes Product and Service Revenue.

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 Alpha Benefits from Favorable End Markets                        Source: Cisco, Small Cell Forum, Future Market Insights, Morgan Stanley Research, Fiber Broadband Association  Changes in Infrastructure  Applications, Data & Speed    Drive    Headend and Outside Plant infrastructure upgrades to support DOCSIS3.1 expected to take 5+ years and require billions in spending FTTx will continue to grow at a 14% CAGR through 2027 for a total market size of $37BNSmall cells expected to reach >5mm by 2021Global 5G rollout expected to last until 2040 for a cumulative spend of $225bn  All Initiatives that Require More Power Solutions & Services  Global IP Traffic (Exabytes per Month)  Billions of Connected Devices

Two Highly Complementary Businesses

	EnerSys	alpha
Mission	• Powering the Future – Everywhere for Everyone • The global leader in stored energy solutions for industry	• Keep the world working by delivering solutions that meet today's and future power challenges
LTM Net Revenues[1]	$2,630mm	$591mm
Adjusted LTM EBITDA / Margin[1]	$330mm / 13%	$67mm / 11% ($92mm, 16% incl. synergies[2])
Distinctive Capabilities	Advanced lead-acid battery capabilities, global manufacturing capabilities, global services and support capabilities	Platform designs for inverters, rectifiers and gateway devices
Key End Markets	Industrial Forklifts, Telecom, UPS, Fleet, Medical, Utility, Transportation, Government, Aerospace, Defense and other	Broadband, Telecom & Wireless, Renewable Energy, Industrial
Customers	Diversified dealers / OEMs End users	Broadband operators and wireless tower and small cell operators
Employees	~9,600	~1,300

Two highly complementary platforms poised for synergy and growth acceleration

1 LTM figures are as of 30-Jun-2018
2 Includes full run-rate synergies of over $25mm

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Attractive Synergy Opportunity

FYE-March

Estimated Annual Run-rate Synergies of $25mm+ by 2021+

Approximate Synergy Breakdown by Type



Net Revenues
Costs



Technology & Operations
Service, Sales & Marketing

Key Elements of Integration

- Alpha management fully-retained
- EnerSys has significant expertise in successfully integrating acquisitions
- Management teams have been cooperating in developing joint plan for a smooth integration
- Revenue synergies to consist of incremental sales from integrated DC solutions and improvement of salesforce productivity
- Cost synergies to be achieved by eliminating redundancies and increasing manufacturing scale
- 100% of run-rate synergies to be achieved within two years of close

Builds on EnerSys' Existing $25mm Annual Savings Programs

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Pro Forma Financial Impact      FY 2016-18A Revenue CAGR  LTM EBITDA Margin  2019E Earnings Per Share1  Net Debt / LTM EBITDA  +  +  +  +  1 Per IBES median estimates2 Includes full run-rate synergies3 Includes 50% run-rate synergies  ~70 bps CAGR increase  ~50 bps margin expansion  2

 Summary of Transaction Benefits  North American leader in commercial-grade energy solutions for the broadband, telecom, and industrial markets, with strongly recognized brands    A uniquely attractive platform for growth for ENS  Provides immediate material market share to attractive secular megatrends AND establishes an additional long-term growth platform      Enables EnerSys to become the sole fully-integrated power and energy storage solution provider      Complementary financial profile – accretive to near term growth and margins      Compelling value creation through more than $25mm of annual run-rate synergies       Immediately accretive to earnings; EnerSys retains strong balance sheet